Exhibit 99.2

AMENDED AND RESTATED

BYLAWS

OF

RESOLVE STAFFING, INC.

(the “Corporation”)

April 18, 2006

ARTICLE I

OFFICES

               Section 1.1.     Principal Office. The principal office of the Corporation is located at 3235 Omni Drive, Cincinnati, Ohio 45245 . The location of the principal office may be changed from time to time by the Board of Directors.

               Section 1.2.     Other Offices. The Corporation may also have offices in such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

               Section 2.1.      Annual Meetings. Annual meetings of the stockholders shall be held at such place, date and time as the Board of Directors shall determine. At each such annual meeting, the stockholders of the Corporation shall elect a Board of Directors and transact such other business as has properly been brought before the meeting.

               Section 2.2.     Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, by the Articles of Incorporation or by these Bylaws, may be called by the Chairman of the Board, the Chief Executive Officer or the President, and shall be called by the Chief Executive Officer or Secretary at the request in writing of at least a majority of the directors then in office. Stockholders shall have no right to request or call a special meeting.

               Section 2.3.     Record Date for Meetings of Stockholders. The directors may fix, in advance, a record date not more than sixty (60) days or less then ten (10) days before the date of any meeting of the stockholders as the date as of which stockholders entitled to notice of and to vote at such meeting shall be determined. Only stockholders of record on that date shall be entitled to notice or to vote at such meeting. If a record date is not fixed, the record date is at the close of business on the day next preceding the day on which the notice is given or, if notice is waived, at the close of business on the day next preceding the date the meeting is held. A determination of stockholders of record entitled to notice of and to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting. The Board of Directors must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.

               Section 2.4.     Notices of Meetings. Notices of meetings of the stockholders shall be in writing and signed by the Chief Executive Officer, the President, a vice-president, the Secretary, an assistant secretary or such other person or persons designated by the Board of Directors. Such notice shall state the purpose or purposes for which the meeting is called and the date and time when, and the place where, it is to be held, and such additional information as may be required by applicable law. A copy of such notice shall be delivered personally, mailed postage prepaid or given by a form of electronic transmission permitted for such purpose by applicable law and the rules and regulations of the U.S. Securities and Exchange Commission and each national securities exchange or association upon which the Corporation’s voting stock is then listed, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to the stockholder at his or her address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail. If no such address appears on the records of the Corporation or is incomplete and a stockholder has given no address for the purpose of notice, then it will be sufficient to address any notice to such stockholder at the principal office of the Corporation. If any notice addressed to the stockholder at the address of such stockholder appearing on the records of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that it is unable to deliver the notice to the stockholder at such address, all future notices shall be deemed to have been duly given to such stockholder, without further mailing, if the same shall be available for the stockholder upon written demand by the stockholder at the principal office of the Corporation for a period of one year from the date of the giving of the notice to all other stockholders.

               Section 2.5.     Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by the statutes of Nevada or by the Articles of Incorporation. If a quorum is not present or represented by proxy at any meeting of the stockholders, a majority of the voting power present or represented by proxy, or the chairman presiding at the meeting, shall have power to adjourn the meeting from time to time until a quorum shall be present in person or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed. When a stockholder’s meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at which the adjournment was taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date.

               Section 2.6.     Voting. Except as otherwise provided in or pursuant to the Articles of Incorporation, every stockholder of record of the Corporation shall be entitled at each meeting of the stockholders to one vote for each share of stock standing in his or her name on the records of the Corporation. When a quorum is present or represented by proxy at any meeting, the holders of a majority of the stock present in person or represented by proxy and voting shall decide any question brought before such meeting, unless the question is one upon which, pursuant to the statutes of Nevada, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such vote shall govern and control the decision of such question. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

               Section 2.7.     Conduct of Meetings. Subject to the requirements of the statutes of Nevada, the Articles of Incorporation and these Bylaws, all meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any meeting of stockholders shall be designated by the Board of Directors and, in the absence of any such designation, shall be the Chief Executive Officer of the Corporation.

               Section 2.8.     Proxies. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing in a manner permitted by law.

               Section 2.9.     Action by Written Consent. Unless otherwise restricted by the Articles of Incorporation, any action which may be taken by a vote of the stockholders at a meeting may be taken without a meeting and without notice if authorized by the written consent of stockholders holding at least a majority of the voting power required to take such action, unless the action is one upon which, pursuant to the statutes of Nevada, the Articles of Incorporation or these Bylaws, a different amount of voting power is required, in which such case the written consent of such voting power shall be necessary. The Board of Directors may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent shall be determined. The date prescribed by the Board of Directors shall not precede or be more than ten (10) days after the date the resolution is adopted by the Board of Directors. If the Board of Directors does not adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent shall be determined and:

(a)	No prior action by the Board of Directors is required by the statutes of Nevada, the date is the first date on which a valid, written consent is delivered in accordance with the statutes of Nevada.

(b)	Prior action by the Board of Directors is required by the statutes of Nevada, the date is at the close of business on the day the Board of Directors adopts the resolution.

               Section 2.10.     Business of the Meeting. At any meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chief Executive Officer, the President or the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal office of the Corporation not less than forty-five (45) days nor more than seventy-five (75) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Corporation mails its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year). A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s records, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.10; provided, however, that nothing in this Section 2.10 shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting in accordance with said procedure. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.10, and if he or she should so determine, he or she shall so declare to the meeting. Any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.10 shall affect the right of a stockholder to request inclusion of a proposal in the Corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 2.11.     Director Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.11. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal office of the Corporation not less than forty-five (45) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Schedule 14A under the Securities Exchange Act of 1934, as amended: and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE III

DIRECTORS

               Section 3.1.     Number of Directors. The authorized number of directors of the Corporation shall consist of at least one (1) director and not more than seven (7) directors. The number of directors within such fixed minimum and maximum may be, from time to time, established by resolution of the Board of Directors, without amendment to these Bylaws. Each director elected shall hold office until his or her successor is elected and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction in the number of directors shall have the effect of removing any director prior to the expiration of his or her term. Directors need not be stockholders.

               Section 3.2.     Removal; Vacancies. Unless otherwise provided pursuant to the Articles of Incorporation or applicable law, the directors of the Corporation may be removed from office by the vote of stockholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors (voting as a single class). Vacancies, including those caused by (i) death, resignation, retirement, disqualification or removal, (ii) the failure of stockholders to elect directors at any annual meeting, and (iii) an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

               Section 3.3.     Authority. Except as otherwise restricted by the laws of the State of Nevada or the Articles of Incorporation, the business of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

               Section 3.4.     Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, at such place, either within or without the State of Nevada.

              Section 3.5.     Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such date and time as shall from time to time be determined by the Board of Directors.

               Section 3.6.     Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the written request of at least a majority of the directors then in office. If the Chief Executive Officer or Secretary refuses or neglects to properly call such special meeting, a special meeting may be called by a written request signed by at least a majority of the directors then in office. Notice of the date, time and place of special meetings shall be (a) personally or by telephone, telegraph, facsimile or electronic means, in each case at least forty-eight (48) hours prior to the holding of the meeting, or (b) by mail, charges prepaid, addressed to such director at his or her address as it is shown upon the records of the Corporation at least five (5) days prior to the holding of the meeting. Notice by mail shall be deemed to have been given four (4) business days following the date it is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient. Any notice, waiver of notice or consent to holding a meeting shall state the place, date and time of the meeting but need not specify the purpose of the meeting. If the address of any director does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such director at the principal office of the Corporation.

               Section 3.7.     Quorum. Presence in person of a majority of the Board of Directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present and voting at any meeting, at which a quorum is then present, shall be the act of the Board of Directors, except as may be otherwise specifically provided by the statutes of Nevada or by the Articles of Incorporation. A meeting at which a quorum is initially present shall not continue to transact business in the absence of a quorum.

               Section 3.8.     Action by Written Consent. Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors. Such written consent shall be filed with the minutes of proceedings of the Board of Directors.

               Section 3.9.     Telephonic Meetings. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board or committee by means of a telephone conference or similar methods of communications by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to the preceding sentence constitutes presence in person at such meeting.

               Section 3.10.     Adjournment. A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn any directors’ meeting to another place, date and time. If any meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another place, date and time shall be given, prior to the time of the adjourned meeting, to the directors who were not present at the time of adjournment. If any meeting is adjourned for less than twenty-four (24) hours, notice of any adjournment shall be given to absent directors, prior to the time of the adjourned meeting, unless the place, date and time is fixed at the meeting adjourned.

               Section 3.11.     Committees. The Board of Directors may, by resolution, designate one or more committees of the Board of Directors. Such committee or committees shall have such person or persons, shall have such duties and shall exercise such powers as may be determined from time to time by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

            Section 3.12.     Compensation of Directors. The directors shall receive such compensation for their services as directors, and such additional compensation for their services as members of any committees of the Board of Directors, as may be authorized by the Board of Directors, without regard to personal interest.

ARTICLE IV

OFFICERS

               Section 4.1.     Principal Officers. The officers of the Corporation shall be elected by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary and a Treasurer. Any person may hold two or more offices.

               Section 4.2.     Other Officers. The Board of Directors may also elect one or more vice-presidents, assistant secretaries and assistant treasurers, and such other officers and agents, as it shall deem necessary.

               Section 4.3.     Qualification and Removal. The officers of the Corporation shall hold office until their successors are elected and qualified. Any officer may be removed at any time by the affirmative vote of a majority of the Board of Directors.

               Section 4.4.     Resignation. Any officer may resign at any time by giving written notice to the Corporation, without prejudice, however, to the rights, if any, of the Corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

               Section 4.5.     Powers and Duties; Execution of Contracts. Officers of the Corporation shall have such powers and duties as may be determined by the Board of Directors. Unless otherwise specified by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. Contracts and other instruments in the normal course of business may be executed on behalf of the Corporation by the Chief Executive Officer, the President or any vice president of the Corporation, or any other person authorized by resolution of the Board of Directors.

ARTICLE V

CAPITAL STOCK

               Section 5.1.     Issuance. Every stockholder shall be entitled to have a certificate representing the number of shares owned by such stockholder in the Corporation signed by or in the name of the Corporation by the Chief Executive Officer, the President or a vice-president and by the Secretary or an assistant secretary (or any other two offices or agents so authorized by the Board of Directors); provided, however, that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any class or series of the Corporation’s stock. Any issuance of uncertificated shares shall not affect existing certificates for shares until such certificates are surrendered to the Corporation, and shall not affect the respective rights and obligations of the stockholders. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written statement certifying the number of shares owned by such stockholder in the Corporation and, at least annually thereafter, the Corporation shall provide to such stockholder of record holding uncertificated shares a written statement confirming the information contained in such previously sent statement.

               Section 5.2.     Lost Certificates. The Board of Directors may direct a new stock certificate to be issued in place of any certificate alleged to have been lost, stolen or destroyed, and may require the making of an affidavit of that fact by the person claiming the stock certificate to be lost, stolen or destroyed. When authorizing such issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent, require the owner of the lost, stolen or destroyed certificate to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

               Section 5.3.     Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed for transfer, it shall be the duty of the Corporation to issue a new certificate (subject to Section 5.1 with respect to issuing uncertificated shares), cancel the old certificate and record the transaction upon its records.

               Section 5.4.     Registered Stock. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares to receive dividends, and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

               Section 5.5.    Distributions. Distributions may be declared, subject to the law of the state of Nevada and the Articles of Incorporation, by the Board of Directors. The Board of Directors may fix a record date prior the distribution for the purpose of determining stockholders entitled to receive any distribution, and only stockholders of record on that date shall be entitled to the distribution.

ARTICLE VI

INDEMNIFICATION

Section 6.1.     Indemnity of Directors and Officers. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to the amendment), any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation or is serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or by reason of actions alleged to have been taken or omitted in such capacity or in any other capacity while serving as a director or officer. The indemnification of directors and officers shall be against all loss, liability and expense (including attorneys fees, costs, damages, judgments, fines, amounts paid in settlement, excise taxes and penalties) actually and reasonably incurred by or on behalf of a director or officer in connection with such action, suit or proceeding, including any appeals; provided, however, that with respect to any action, suit or proceeding initiated by a director or officer, the Corporation shall indemnify such director or officer only if the action, suit or proceeding was authorized by the Board of Directors of the Corporation, except with respect to a suit for the enforcement of rights to indemnification or advancement of expenses in accordance with this Article VI.

               Section 6.2.     Expenses. The expenses incurred by a director or officer as a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, shall be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding; provided, however, that if applicable law so requires, the advance payment of expenses shall be made only upon receipt by the Corporation of an undertaking by or on behalf of the director or officer to repay all amounts as advanced in the event that it is ultimately determined by a final decision, order or decree of a court or other authority of competent jurisdiction that the director or officer is not entitled to be indemnified for such expenses under this Article VI.

               Section 6.3.     Enforcement. Any director or officer may enforce his or her rights to indemnification or advance payments for expenses in a suit brought against the Corporation if his or her request for indemnification or advance payments for expenses is wholly or partially refused by the Corporation or if there is no determination with respect to such request within forty-five (45) days from receipt by the Corporation of a written notice from the director or officer for such a determination. If a director or officer is successful in establishing in a suit his or her entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he or she shall also be indemnified by the Corporation for costs and expenses incurred in such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under this Article VI where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the Nevada General Corporation Law. Neither the failure of the Corporation to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the Corporation that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct. In a suit brought by a director or officer to enforce a right under this Section 6.3 or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses, under this Article VI or otherwise, shall be on the Corporation.

               Section 6.4.      Non-exclusivity. The right to indemnification and to the payment of expenses as they are incurred and in advance of the final disposition of an action, suit or proceeding shall not be exclusive of any other right to which a person may be entitled under the Articles of Incorporation, these Bylaws or any agreement, statute, vote of stockholders or otherwise. The rights under this Article VI shall continue for a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, next of kin, executors, administrators and legal representatives.

               Section 6.5.     Settlement. The Corporation shall not be obligated to reimburse the amount of any settlement unless it has agreed to such settlement. If any person shall unreasonably fail to enter into a settlement of any action, suit or proceeding within the scope of this Article VI, offered or assented to by the opposing party or parties and which is acceptable to the Corporation, then, notwithstanding any other provision of this Article VI, the indemnification obligation of the Corporation in connection with such action, suit or proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

               Section 6.6.     Purchase of Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability.

              Section 6.7.     Conditions. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation or to any director, officer, employee or agent of any of its subsidiaries to the fullest extent of the provisions of this Article VI, subject to the imposition of any conditions or limitations as the Board of Directors may deem necessary or appropriate.

Section 6.8.     Amendment. The provisions of this Article VI shall constitute a contract between the Corporation and each of its directors and officers, which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 6.8. Notwithstanding any other provision of these Bylaws, any repeal or amendment of any provision of this Article VI which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of such person to indemnification under this Article VI with respect any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including Article VIII), no repeal or amendment of these Bylaws shall affect any or all of this Article VI so as to limit the rights under this Article VI in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation in office or (ii) the stockholders as set forth in Article VIII, provided that no such repeal or amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE VII

GENERAL PROVISIONS

               Section 7.1.     Exercise of Rights. All rights incident to any and all shares of another corporation or corporations standing in the name of the Corporation may be exercised by such officer, agent or proxy holder as the Board of Directors may designate. In the absence of such designation, such rights may be exercised by the Chief Executive Officer or by any other person authorized to do so by the Chief Executive Officer. Except as provided below, shares of the Corporation owned by any subsidiary of the Corporation shall not be entitled to vote on any matter. Shares of the Corporation held by the Corporation in a fiduciary capacity and shares of the Corporation held in a fiduciary capacity by any subsidiary of the Corporation shall not be entitled to vote on any matter, except to the extent that the settler or beneficial owner possesses and exercises a right to vote or to give the Corporation or such subsidiary binding instructions as to how to vote such shares.

Section 7.2.     Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 7.3.     Interpretation. Unless the context of a Section of these Bylaws otherwise requires, the terms used in these Bylaws shall have the meanings provided in, and these Bylaws shall be construed in accordance with, the Nevada statutes relating to private corporations, as found in Chapter 78 of the Nevada Revised Statutes or any subsequent statute.

Section 7.4. Severability. If any provision of these Bylaws, or the application thereof to any person or circumstance, is held to be invalid or unenforceable by a court or other authority of competent jurisdiction, the remaining provisions, and the application thereof, shall not be affected, and if by limiting such invalid or unenforceable provision, or the application thereof, it would be come valid and enforceable, then such provision, or application thereof, shall be deemed to be written, construed, applied and enforced as so limited.

ARTICLE VIII

AMENDMENTS

               Section 8.1.     Stockholder Amendments. Bylaws of the Corporation may be adopted, amended or repealed by the affirmative vote of a majority of the outstanding voting shares of the Corporation.

               Section 8.2.     Amendments by Board of Directors. Subject to the right of stockholders as provided in Section 8.1, Bylaws of the Corporation may be adopted, amended or repealed by the Board of Directors.